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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 27, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE


Furnished and attached as Exhibits 99.1 through 99.6 hereto are letters exchanged between Hollinger International Inc. (NYSE: HLR) (the "Company") and Hollinger Inc. regarding Hollinger Inc.'s request for representation on the Board of Directors of the Company. A description of this correspondence is included in the Company's Proxy Statement in connection with the 2005 Annual Meeting of Stockholders to be held on January 24, 2006. The Proxy Statement is being mailed to stockholders on December 27, 2005.



ITEM 9.01         EXHIBITS

EXHIBIT NO.         EXHIBIT
-----------         -------

99.1                Letter dated November 23, 2005 by Hollinger Inc.
                    (attachments to this letter have been intentionally omitted)

99.2                Letter dated December 12, 2005 by Davies Ward Phillips &
                    Vineberg LLP

99.3                Letter dated December 12, 2005 by Hollinger International
                    Inc.

99.4                Letter dated December 14, 2005 by Davies Ward Phillips &
                    Vineberg LLP

99.5                Letter dated December 16, 2005 by Hollinger International
                    Inc.

99.6                Letter dated December 22, 2005 by Davies Ward Phillips &
                    Vineberg LLP
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: December 27, 2005                 By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT
-----------         -------

99.1                Letter dated November 23, 2005 by Hollinger Inc.
                    (attachments to this letter have been intentionally omitted)

99.2                Letter dated December 12, 2005 by Davies Ward Phillips &
                    Vineberg LLP

99.3                Letter dated December 12, 2005 by Hollinger International
                    Inc.

99.4                Letter dated December 14, 2005 by Davies Ward Phillips &
                    Vineberg LLP

99.5                Letter dated December 16, 2005 by Hollinger International
                    Inc.

99.6                Letter dated December 22, 2005 by Davies Ward Phillips &
                    Vineberg LLP